CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Hardwood Doors & Milling Specialities, Inc. a Nevada corporation (the "Company"), on Form 10-QSB for the quarterly period ending September 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Luke Frazier, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                        /s/Luke  Frazier
                                        ------------------------------
                                        Luke  Frazier
                                        Chief  Executive  Officer  and
                                        Chief  Financial  Officer
Date:  October  28,  2004